Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Awards Bonus to U.S. Dealership Employees
Tax Reform Enables Company to Deliver a $500 Cash Bonus

HOUSTON, January 12, 2018 — Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today announced a $500 cash bonus for non-management dealership employees and operational support staff in the U.S. The Company owns and operates 115 dealerships nationwide.

“As we were in the process of reviewing the opportunities the new tax reform law creates for us to better our business, we decided the best investment we could make was in the people serving as the face of our company every day,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “For almost 13 years, I have watched our loyal dealership operating and support teams move cars in the 100-degree heat of the Texas summer, clean snow off of new car inventory in a 10-degree Boston winter, and spend long days in front of a computer screen processing documents and communicating with our customers. These people are the heart of the Company. They generate our profits and my management team and I feel that the financial benefit of the new tax law creates an opportunity for us to say thank you to these key teammates.”

This bonus to qualified employees will be paid on March 1, 2018.

Group 1 is assessing the full impact of the tax reform law on the company’s operations. Additional details will be shared when the company releases 2017 fourth quarter and full year earnings on February 8, 2018.

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns and operates 173 automotive dealerships, 228 franchises, and 47 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
Senior V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com